                          POWER OF ATTORNEY                         EXHIBIT 24

         The undersigned, being officers and trustees of each of the Van Kampen American Capital Open-End Trusts, as indicated on Schedule 1 attached hereto and incorporated by reference, each a Delaware business trust, except for the Van Kampen American Capital Pennsylvania Tax Free Income Fund, being a Pennsylvania business trust (individually, a "Trust"), do hereby, in the capacities shown below, individually appoint Dennis J. McDonnell and Ronald A. Nyberg, each of Oakbrook Terrace, Illinois, and each of them, as the agents and attorneys-in-fact with full power of substitution and resubstitution, for each of the undersigned, to execute and deliver, for and on behalf of the undersigned, any and all amendments to the Registration Statement filed by each Trust with the Securities and Exchange Commission pursuant to the provisions of the Securities Act of 1933 and the Investment Company Act of 1940.

         This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original, but which taken together shall constitute one instrument.

Dated: March 1, 1996

                 Signature                                                  Title
                 ---------                                                  -----
    / s / Fernando Sisto, Sc.D                                              Trustee
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Fernando Sisto, Sc.D.

    / s / Donald C. Miller                                                  Trustee
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Donald C. Miller

    / s / Don G. Powell                                                      Trustee
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Don G. Powell

    / s / Dennis J. McDonnell                                               Trustee
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Dennis J. McDonnell

    / s / J. Miles Branagan                                                 Trustee
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J. Miles Branagan

    / s / Linda Hutton Heagy                                                Trustee
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Linda Hutton Heagy

    / s / Roger Hilsman, Ph.D.                                              Trustee
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Roger Hilsman, Ph.D.

    / s / William Stewart Woodside                                          Trustee
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William Stewart Woodside

    / s / R. Craig Kennedy                                                  Trustee
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R. Craig Kennedy

   / s / Jack E. Nelson                                                     Trustee
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Jack E. Nelson

   / s / Wayne W. Whalen                                                    Trustee
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Wayne W. Whalen

   / s / Jerome L. Robinson                                                 Trustee
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Jerome L. Robinson

   / s / Edward C. Wood III                                                 Vice President and
----------------------------------------------
Edward C. Wood III                                                          Chief Financial Officer

                                   SCHEDULE 1


1.       VAN KAMPEN AMERICAN CAPITAL U.S. GOVERNMENT TRUST

2.       VAN KAMPEN AMERICAN CAPITAL TAX FREE TRUST

3.       VAN KAMPEN AMERICAN CAPITAL TRUST

4.       VAN KAMPEN AMERICAN CAPITAL EQUITY TRUST

5.       VAN KAMPEN AMERICAN CAPITAL PENNSYLVANIA TAX FREE INCOME FUND

6.       VAN KAMPEN AMERICAN CAPITAL TAX FREE MONEY FUND

7.       VAN KAMPEN AMERICAN CAPITAL COMSTOCK FUND

8.       VAN KAMPEN AMERICAN CAPITAL CORPORATE BOND FUND

9.       VAN KAMPEN AMERICAN CAPITAL EMERGING GROWTH FUND

10.      VAN KAMPEN AMERICAN CAPITAL ENTERPRISE FUND

11.      VAN KAMPEN AMERICAN CAPITAL EQUITY INCOME FUND

12.      VAN KAMPEN AMERICAN CAPITAL LIMITED MATURITY GOVERNMENT FUND

13.      VAN KAMPEN AMERICAN CAPITAL GLOBAL MANAGED ASSETS FUND

14.      VAN KAMPEN AMERICAN CAPITAL GOVERNMENT SECURITIES FUND

15.      VAN KAMPEN AMERICAN CAPITAL GOVERNMENT TARGET FUND

16.      VAN KAMPEN AMERICAN CAPITAL GROWTH AND INCOME FUND

17.      VAN KAMPEN AMERICAN CAPITAL HARBOR FUND

18.      VAN KAMPEN AMERICAN CAPITAL HIGH INCOME CORPORATE BOND FUND

19.      VAN KAMPEN AMERICAN CAPITAL LIFE INVESTMENT TRUST

20.      VAN KAMPEN AMERICAN CAPITAL PACE FUND

21.      VAN KAMPEN AMERICAN CAPITAL REAL ESTATE SECURITIES FUND

22.      VAN KAMPEN AMERICAN CAPITAL RESERVE FUND

23.      VAN KAMPEN AMERICAN CAPITAL SMALL CAPITALIZATION FUND

24.      VAN KAMPEN AMERICAN CAPITAL TAX-EXEMPT TRUST

25.      VAN KAMPEN AMERICAN CAPITAL TEXAS TAX FREE INCOME FUND

26.      VAN KAMPEN AMERICAN CAPITAL U.S. GOVERNMENT TRUST FOR INCOME

27.      VAN KAMPEN AMERICAN CAPITAL WORLD PORTFOLIO SERIES TRUST